Exhibit 99.1

Southland Announces Fourth Quarter & Full Year 2024 Results

GRAPEVINE, Texas, March 4, 2025 – Southland Holdings, Inc. (NYSE American: SLND and SLND WS) (“Southland”), a leading provider of specialized infrastructure construction services, today announced financial results for the quarter and full year ended December 31, 2024.

Fourth Quarter 2024 Results Include:

●	Revenue of $267.3 million for the quarter ended December 31, 2024, compared to $316.2 million for the quarter ended December 31, 2023.

●	Gross profit of $7.7 million for the quarter ended December 31, 2024, compared to $21.1 million in gross profit for the quarter ended December 31, 2023.

●	Net loss attributable to stockholders of $4.2 million, or $(0.09) per share for the quarter ended December 31, 2024, compared to a net loss attributable to stockholders of $5.6 million, or $(0.12) per share for the quarter ended December 31, 2023.

●	EBITDA of $(2.7) million for the quarter ended December 31, 2024, compared to $9.1 million for the quarter ended December 31, 2023. (1)

●	Backlog of $2.57 billion. (1)

Full Year 2024 Results Include:

●	Revenue of $980.2 million for the year ended December 31, 2024, compared to $1.2 billion for the year ended December 31, 2023.

●	Gross loss of $63.0 million for the year ended December 31, 2024, compared to $35.8 million in gross profit for the year ended December 31, 2023.

●	Net loss attributable to stockholders of $105.4 million, or $(2.19) per share for the year ended December 31, 2024, compared to a net loss attributable to stockholders of $19.3 million, or $(0.41) per share for the year ended December 31, 2023.

●	Adjusted Net loss attributable to stockholders of $105.4 million, or $(2.19) per share for the year ended December 31, 2024, compared to an adjusted net loss attributable to stockholders of $38.7 million, or $(0.82) per share for the year ended December 31, 2023. (1)

(1)	Please refer to “Non-GAAP Measures” and reconciliations for our non-GAAP financial measures, including, “Adjusted Net Loss,” “Adjusted Net Loss Per Share,” “EBITDA” and “Backlog”

“Despite the challenges we faced in 2024, I am proud of how our teams performed operationally under difficult conditions,” said Frank Renda, Southland’s President & Chief Executive Officer. “As we move into 2025, we remain focused on executing our new core work with precision, winding down legacy work, and capitalizing on the great opportunities in our core markets. Sustained strong demand for Southland’s services positions us for long-term success.”

2024 Fourth Quarter & Full Year Results

Condensed Consolidated Statements of Operations

	Three Months Ended
(Amounts in thousands)	December 31, 2024	December 31, 2023
Revenue	$267,250	$316,189
Cost of construction	259,584	295,053
Gross profit	7,666	21,136
Selling, general, and administrative expenses	15,708	19,929
Operating income (loss)	(8,042)	1,207
Gain (loss) on investments, net	(207)	33
Other income, net	1,201	21
Interest expense	(9,617)	(5,681)
Losses before income taxes	(16,665)	(4,420)
Income tax expense (benefit)	(14,096)	2,919
Net loss	(2,569)	(7,339)
Net income (loss) attributable to noncontrolling interests	1,586	(1,776)
Net loss attributable to Southland Stockholders	$(4,155)	$(5,563)

Net loss per share attributable to common stockholders
Basic(1)	$(0.09)	$(0.12)
Diluted(1)	$(0.09)	$(0.12)
Weighted average shares outstanding
Basic(1)	47,877,558	47,877,558
Diluted(1)	47,877,558	47,877,558

(1)	Basic net loss per share is the same as diluted net loss per share attributable to common stockholders for the three months ended December 31, 2024, and December 31, 2023, because the inclusion of potential shares of common stock would have been anti-dilutive for the period presented.

Revenue for the three months ended December 31, 2024, was $267.3 million, a decrease of $48.9 million, or 15.5%, compared to the three months ended December 31, 2023. Materials & Paving business contributed $35.6 million to revenue in the three months ended December 31, 2024.

Gross profit for the three months ended December 31, 2024, was $7.7 million compared to gross profit of $21.1 million for the three months ended December 31, 2023. Gross margin decreased from 6.7% to 2.9% for the three months ended December 31, 2024, compared to the three months ended December 31, 2023. Materials & Paving business negatively impacted gross loss by $7.6 million in the three months ended December 31, 2024.

Selling, general, and administrative costs for the three months ended December 31, 2024, were $15.7 million, a decrease of $4.2 million, or 21.2%, compared to the three months ended December 31, 2023. Selling, general, and administrative costs as a percent of revenue were 5.9% for the three months ended December 31, 2024, compared to 6.3% for the three months ended December 31, 2023.

Condensed Consolidated Statements of Operations

	Year Ended
(Amounts in thousands)	December 31, 2024	December 31, 2023
Revenue	$980,179	$1,160,417
Cost of construction	1,043,219	1,124,603
Gross profit (loss)	(63,040)	35,814
Selling, general, and administrative expenses	63,274	67,195
Operating loss	(126,314)	(31,381)
Gain (loss) on investments, net	(225)	30
Other income, net	3,631	23,580
Interest expense	(29,512)	(19,471)
Losses before income taxes	(152,420)	(27,242)
Income tax benefit	(46,892)	(8,527)
Net loss	(105,528)	(18,715)
Net income (loss) attributable to noncontrolling interests	(163)	538
Net loss attributable to Southland Stockholders	$(105,365)	$(19,253)

Net loss per share attributable to common stockholders
Basic(1)	$(2.19)	$(0.41)
Diluted(1)	$(2.19)	$(0.41)
Weighted average shares outstanding
Basic(1)	48,073,973	47,088,813
Diluted(1)	48,073,973	47,088,813

(1)	Basic net loss per share is the same as diluted net loss per share attributable to common stockholders for the year ended December 31, 2024, and December 31, 2023, because the inclusion of potential shares of common stock would have been anti-dilutive for the period presented.

Revenue for the year ended December 31, 2024, was $980.2 million, a decrease of $180.2 million, or 15.5%, compared to the year ended December 31, 2023. Materials & Paving business contributed $100.6 million to revenue in the year ended December 31, 2024.

Gross loss for the year ended December 31, 2024, was $63.0 million compared to gross profit of $35.8 million for year ended December 31, 2023. Gross margin decreased from 3.1% to (6.4)% for the year ended December 31, 2024, compared to the year ended December 31, 2023. Materials & Paving business negatively impacted gross loss by $83.1 million in the year ended December 31, 2024.

Selling, general, and administrative costs for the year ended December 31, 2024, were $63.3 million, a decrease of $3.9 million, or 5.8%, compared to the year ended December 31, 2023. Selling, general, and administrative costs as a percent of revenue were 6.5% for the year ended December 31, 2024, compared to 5.8% for the year ended December 31, 2023.

Segment Revenue

	Three Months Ended
(Amounts in thousands)	December 31, 2024		December 31, 2023
		% of Total		% of Total
Segment	Revenue	Revenue	Revenue	Revenue
Civil	$103,798	38.8%	$108,260	34.2%
Transportation	163,452	61.2%	207,929	65.8%
Total revenue	$267,250	100.0%	$316,189	100.0%

	Year Ended
(Amounts in thousands)	December 31, 2024		December 31, 2023
		% of Total		% of Total
Segment	Revenue	Revenue	Revenue	Revenue
Civil	$323,288	33.0%	$337,524	29.1%
Transportation	656,891	67.0%	822,893	70.9%
Total revenue	$980,179	100.0%	$1,160,417	100.0%

Segment Gross Profit (Loss)

	Three Months Ended
(Amounts in thousands)	December 31, 2024		December 31, 2023
		% of Segment		% of Segment
Segment	Gross Profit	Revenue	Gross Profit	Revenue
Civil	$8,031	7.7%	$24,549	22.7%
Transportation	(365)	(0.2)%	(3,413)	(1.6)%
Gross profit	$7,666	2.9%	$21,136	6.7%

	Year Ended
(Amounts in thousands)	December 31, 2024		December 31, 2023
		% of Segment		% of Segment
Segment	Gross Profit	Revenue	Gross Profit	Revenue
Civil	$16,725	5.2%	$51,686	15.3%
Transportation	(79,765)	(12.1)%	(15,872)	(1.9)%
Gross profit (loss)	$(63,040)	(6.4)%	$35,814	3.1%

Adjusted EBITDA Reconciliation

	Three Months Ended		Year ended
(Amounts in thousands)	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net loss attributable to Southland Stockholders	$(4,155)	$(5,563)	$(105,365)	$(19,253)
Depreciation and amortization	6,373	5,825	23,298	30,529
Income tax expense (benefit)	(14,096)	2,919	(46,892)	(8,527)
Interest expense	9,617	5,681	29,512	19,471
Interest income	(464)	215	(991)	(1,143)
EBITDA	(2,725)	9,077	(100,438)	21,077
Transaction related costs	-	-	-	1,594
Contingent earnout consideration non-cash expense reversal	-	-	-	(20,689)
Adjusted EBITDA	$(2,725)	$9,077	$(100,438)	$1,982

Backlog

(Amounts in thousands)	Backlog
Balance: December 31, 2023	$2,834,966
New contracts, change orders, and adjustments	718,125
Less: contract revenue recognized in 2024	(980,179)
Balance December 31, 2024	$2,572,912

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share Attributable to Common Stock Reconciliation

	Three Months Ended		Year Ended
(Amounts in thousands except shares and per share data)	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Reconciliation of adjusted net loss attributable to common stock:
Net loss attributable to common stock (GAAP as reported)	$(4,155)	$(5,563)	$(105,365)	$(19,253)
Adjustments:
Transaction related costs	-	-	-	1,594
Contingent earnout consideration non-cash expense	-	-	-	(20,689)
Income tax impact of adjustments(1)	-	-	-	(311)
Adjusted net loss attributable to common stockholders	$(4,155)	$(5,563)	$(105,365)	$(38,659)

Weighted average shares outstanding for diluted and adjusted diluted earnings per share(2)	48,232,271	47,877,558	48,073,973	47,088,813

Diluted loss per share attributable to common stock(2)	$(0.09)	$(0.12)	$(2.19)	$(0.41)
Adjusted diluted loss per share attributable to common stock(2)	$(0.09)	$(0.12)	$(2.19)	$(0.82)

(1)	The income tax impact of adjustments that are subject to tax is determined using the incremental statutory tax rates of the jurisdictions to which each adjustment relates for the respective periods.
(2)	Basic net loss per share is the same as diluted net income (loss) per share attributable to common stockholders for the three months and the year ended December 31, 2024, and December 31, 2023, because the inclusion of potential shares of common stock would have been anti-dilutive for the period presented.

Condensed Consolidated Balance Sheets

	As of
(Amounts in thousands, except shares and per share data)	December 31, 2024	December 31, 2023
ASSETS
Current assets
Cash and cash equivalents	$72,185	$49,176
Restricted cash	15,376	14,644
Accounts receivable, net	179,320	194,869
Retainage receivables	112,264	109,562
Contract assets	483,181	554,202
Other current assets	19,326	20,083
Total current assets	881,652	942,536

Property and equipment, net	116,328	102,150
Right-of-use assets	14,897	12,492
Investments - unconsolidated entities	126,705	121,648
Investments - limited liability companies	2,590	2,590
Investments - private equity	2,699	3,235
Deferred tax asset	54,531	11,496
Goodwill	1,528	1,528
Intangible assets, net	1,180	1,682
Other noncurrent assets	1,539	1,711
Total noncurrent assets	321,997	258,532
Total assets	1,203,649	1,201,068

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$191,670	$162,464
Retainage payable	33,622	40,950
Accrued liabilities	91,515	124,667
Current portion of long-term debt	44,525	48,454
Short-term lease liabilities	10,104	14,081
Contract liabilities	249,706	193,351
Total current liabilities	621,142	583,967

Long-term debt	255,625	251,906
Long-term lease liabilities	10,791	5,246
Deferred tax liabilities	292	2,548
Financing obligations, net	41,468	-
Long-term accrued liabilities	58,075	49,109
Other noncurrent liabilities	40,847	47,728
Total long-term liabilities	407,098	356,537
Total liabilities	1,028,240	940,504

Commitments and contingencies (see Note 17)

Stockholders’ equity
Preferred stock, $0.0001 par value, authorized 50,000,000 shares, none issued and outstanding as of December 31, 2024 and December 31, 2023	-	-
Common stock, $0.0001 par value, authorized 500,000,000 shares, 53,936,411 and 47,891,984 issued and outstanding as of December 31, 2024 and December 31, 2023, respectively	5	5
Additional paid-in-capital	292,173	270,330
Accumulated deficit	(124,618)	(19,253)
Accumulated other comprehensive loss	(3,902)	(1,460)
Total stockholders’ equity	163,658	249,622
Noncontrolling interest	11,751	10,942
Total equity	175,409	260,564
Total liabilities and equity	$1,203,649	$1,201,068

Condensed Consolidated Statement of Cash Flows

	Year Ended
(Amounts in thousands)	December 31, 2024	December 31, 2023
Cash flows from operating activities:
Net loss	$(105,528)	$(18,715)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	23,298	30,529
Loss on extinguishment of debt	246	631
Deferred taxes	(44,751)	(12,341)
Change in fair value of earnout liability	-	(20,689)
Share-based compensation	2,049	891
Gain on sale of assets	(3,439)	(1,328)
Foreign currency remeasurement gain	(12)	(109)
Loss (earnings) from equity method investments	415	(7,740)
TZC investment present value accretion	(3,367)	(2,449)
Loss (gain) on trading securities, net	224	(26)
Changes in assets and liabilities:
Accounts receivable	9,924	(48,971)
Contract assets	70,713	(42,921)
Other current assets	757	4,136
Right-of-use assets	(2,410)	4,402
Accounts payable and accrued liabilities	(3,652)	46,608
Contract liabilities	56,426	61,775
Operating lease liabilities	2,538	(4,314)
Other	(1,504)	367
Net cash provided by (used in) operating activities	1,927	(10,264)

Cash flows from investing activities:
Purchase of property and equipment	(7,416)	(10,846)
Proceeds from sale of property and equipment	6,513	8,813
Purchase of trading securities	(89)	-
Proceeds from the sale of trading securities	401	61
Distributions received from equity method investees	-	7,000
Distributions received from investees	4,069	-
Capital contribution to unconsolidated investments	(250)	-
Capital contribution to equity method investees	-	(540)
Net cash provided by investing activities	3,228	4,488

Cash flows from financing activities:
Borrowings on revolving credit facility	5,000	8,000
Payments on revolving credit facility	(95,000)	(13,000)
Borrowings on notes payable	168,127	115,265
Payments on notes payable	(89,781)	(123,720)
Proceeds from financing obligations	42,500	-
Payments of deferred financing costs	(7,982)	(565)
Pre-payment premium	(246)	(471)
Advances from (to) related parties	12	(242)
Payments on finance lease and financing obligations	(5,481)	(4,835)
Capital contributions from noncontrolling members	1,838	-
Distribution to members	-	(110)
Payment of taxes related to net share settlement of RSUs	(206)	-
Proceeds from merger of Legato II and Southland LLC	-	17,088
Net cash provided by (used in) financing activities	18,781	(2,590)

Effect of exchange rate on cash	(195)	195

Net increase (decrease) in cash and cash equivalents and restricted cash	23,741	(8,171)
Beginning of period	63,820	71,991
End of period	$87,561	$63,820

Supplemental cash flow information
Cash paid for income taxes	$1,561	$7,587
Cash paid for interest	$28,047	$18,277
Non-cash investing and financing activities:
Lease assets obtained in exchange for new leases	$18,718	$13,875
Assets obtained in exchange for notes payable	$27,365	$10,884
Related party payable exchanged for note payable	$3,797	$-
Conversion of promissory notes payable to equity	$20,000	$-
Distribution to joint venture partner	$276	$-
Issuance of post-merger earn out shares	$-	$35,000
Dividend financed with notes payable	$-	$50,000

Conference Call

Southland will host a conference call at 10:00 a.m. Eastern Time on Wednesday, March 5, 2025. The call may be accessed here, or at www.southlandholdings.com. Following the conference call, a replay will be available on Southland’s website.

About Southland

Southland is a leading provider of specialized infrastructure construction services. With roots dating back to 1900, Southland and its subsidiaries form one of the largest infrastructure construction companies in North America, with experience throughout the world. The company serves the bridges, tunnelling, communications, transportation and facilities, marine, steel structures, water and wastewater treatment, and water pipeline end markets. Southland is headquartered in Grapevine, Texas.

For more information, please visit Southland’s website at southlandholdings.com.

Non-GAAP Financial Measures

This press release includes certain unaudited financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including but not limited to earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”), backlog, adjusted net income (loss), adjusted net income (loss) per share and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. Southland believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Southland’s financial condition and results of operations. Southland also believes that these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures.

Please see the accompanying tables for reconciliations of the following non-GAAP financial measures for Southland’s current and historical results: adjusted net income (loss) per share attributable to common stock (a non-GAAP financial measure) to net income (loss) per share attributable to common stock; and adjusted net income (loss) attributable to common stock, and Adjusted EBITDA (non-GAAP financial measures) to net income (loss) attributable to common stock.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Southland’s current beliefs, expectations and assumptions regarding the future of Southland’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Southland’s control. Southland’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Any forward-looking statement made by Southland in this press release is based only on information currently available to Southland and speaks only as of the date on which it is made. Southland undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Southland Contacts:

Cody Gallarda

EVP, Chief Financial Officer

cgallarda@southlandholdings.com

Alex Murray

Corporate Development & Investor Relations

amurray@southlandholdings.com